SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:



( )  Preliminary Proxy Statement       ( )  Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                             Northstar Galaxy Trust
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required


( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule, or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

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                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
                    A SERIES OF THE NORTHSTAR GALAXY TRUST
             300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902

                                                                OCTOBER 5, 1998


Dear Shareholder:

     The Board of Trustees of the Northstar Galaxy Trust, on behalf of the Northstar Income and Growth Portfolio (the "Portfolio"), has recently reviewed and unanimously endorsed a proposal for the modification of the investment objective and name of the Portfolio which they judge to be in the best interests of the Portfolio and its shareholders.

     We therefore have called a Special Meeting of Shareholders of the Portfolio to be held on November 5, 1998 to consider and approve this modification whereby the current objective of seeking income balanced with capital appreciation would be modified to the objective of seeking long-term capital appreciation. If the modification is approved, the Portfolio's name will be changed to "Northstar Galaxy Trust Emerging Growth Portfolio" to better reflect the Portfolio's investment objective and holdings. As is discussed in the enclosed proxy statement, the modification is intended to enhance the Portfolio's ability to achieve better long-term performance results. This modification will not affect the fees of the Portfolio; they will remain the same.

     Detailed information about the proposed modification of the investment objective and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY NO LATER THAN NOVEMBER 2, 1998.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.


                                         Sincerely,


                                         /s/ Mark L. Lipson
                                         ------------------
                                         Mark L. Lipson
                                         President

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                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
                    A SERIES OF THE NORTHSTAR GALAXY TRUST
             300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 5, 1998


To the Shareholders of Northstar Income and Growth Portfolio:


     Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Northstar Income and Growth Portfolio (the "Portfolio"), a series of the Northstar Galaxy Trust, a Massachusetts business trust, will be held at the offices of Northstar Investment Management Corporation on November 5, 1998, at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the shares of the Portfolio to vote, for the following purposes:

       (1) To modify the investment objective and name of the Portfolio and


       (2) To transact such other business as may properly come before the Special Meeting.


     The Trustees of the Trust have fixed the close of business on September 14, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                    By Order of the Trustees,

                                    /s/ Stephanie L. Beckner
                                    ------------------------
                                    Stephanie L. Beckner
                                    Secretary

Stamford, Connecticut
October 5, 1998



     SHAREHOLDERS ARE URGED TO VOTE PROMPTLY ON THIS MATTER. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE ACCOUNT WILL RECEIVE A PROXY PACKAGE FOR EACH ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR EACH SEPARATE ACCOUNT.


  THE PROMPT RETURN OF YOUR PROXY WILL AVOID THE EXPENSE OF FURTHER MAILINGS.
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                     NORTHSTAR INCOME AND GROWTH PORTFOLIO


                                PROXY STATEMENT

                      SPECIAL MEETING OF THE SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 5, 1998


                               -----------------

     This proxy statement is being furnished in connection with the solicitation of proxies by Northstar Income and Growth Portfolio (the "Portfolio") for the Special Meeting of Shareholders to be held on November 5, 1998, or any adjournment thereof. The Portfolio is a series of the Northstar Galaxy Trust (the "Trust"), an open end management investment company comprised of five portfolios that are offered to insurance company separate accounts ("Variable Accounts") which serve as investment vehicles for variable annuity and variable life products (collectively "Variable Contracts") issued by ReliaStar Life Insurance Company, Northern Life Insurance Company and ReliaStar Life Insurance Company of New York. At the Special Meeting, Shareholders of the Portfolio will be asked to approve a modification of the investment objective and name of the Portfolio. The terms of the investment objective and the purposes for the proposed modification are set forth herein. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about October 5, 1998. In accordance with current law, the Affiliated Insurance Companies will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. Each Affiliated Insurance Company is required to vote shares of the Portfolio held by its Variable Accounts in accordance with instructions received from Variable Contract Owners. Each Affiliated Insurance Company is also required to vote shares of the Portfolio held in each of their respective Variable Accounts for which no voting instructions have been received in the same proportion as it votes shares held by that Variable Account for which it has received instructions. Shares held by an Affiliated Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Variable Accounts in the aggregate. Variable Contract Owners permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof will be determined as of the record date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the Affiliated Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.


     Adoption of the modification to the Portfolio's investment objective is subject to approval of at least a majority of the shareholders of the Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trustees of the Portfolio have reviewed the proposed modification of investment objective, and, having found it to be in the best interest of the Portfolio and its shareholders, unanimously recommend that shareholders approve the proposed modification of investment objective.


     September 14, 1998 has been chosen as the record date to determine shareholders entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held, which may be cast by proxy or by personally appearing at the Meeting. At the close of business on September 14, 1998 (Record Date), there were 1,698,278 shares of the Portfolio outstanding, of which the Trustees and officers of the Portfolio as a group beneficially owned less than 1%. ReliaStar

Financial Corporation, the ultimate parent company of Northstar Investment Management Corporation ("Northstar" or the "Adviser"), directly or through its Affiliated Insurance Companies owns beneficially 100% of the outstanding shares of the Portfolio. No other person was known by management of the Portfolio to own beneficially 5% or more of the outstanding shares of the Portfolio on that date.

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be voted FOR the proposed modification of investment objective and name of the Portfolio, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including "broker non-votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter.


     The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.


     In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     The costs of soliciting proxies in the accompanying form for the Special Meeting, including the cost of preparing, printing and mailing the accompanying Notice of Special Meeting, the President's letter and this proxy statement and the costs of the Special Meeting will be borne by the Portfolio. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and the Portfolio will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Portfolio, or their agents, on behalf of the Trustees of the Portfolio, expenses of which shall be charged to the Portfolio. The Portfolio has not retained a proxy solicitor. It may, however, retain Shareholder Communications Corporation ("SCC"), a proxy soliciting firm, to assist with proxy soliciting activities to obtain the necessary shareholder representation. If retained, SCC would charge a fee of approximately $2,000 plus expenses for a solicitation of this size, and would contact shareholders to ask if they would be willing to have their votes recorded by telephone. Although each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card(s), shareholder's vote may be taken by telephone by SCC, subject to procedures designed to authenticate shareholders' identities and to confirm voting instructions. COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE, UPON REQUEST TO NORTHSTAR AT (800)595-7827.



         PROPOSAL ONE: APPROVAL OF PROPOSED MODIFICATION OF INVESTMENT OBJECTIVE AND PROPOSED MODIFICATION OF PORTFOLIO NAME OF THE
                     NORTHSTAR INCOME AND GROWTH PORTFOLIO

INTRODUCTION
     On July 29, 1998, a majority of the independent Trustees of the Portfolio (as defined in the 1940 Act), and a majority of the entire Board of Trustees met in person and unanimously approved, subject to the required shareholder approval described herein, a modification of investment objective of the Portfolio, and recommended approval of the proposed modification of investment objective of the Portfolio by shareholders of the Portfolio.

     Currently the Portfolio's investment objective is to "seek current income balanced with the objective of achieving capital appreciation." The Board of Trustees recommends that the objective be modified so that the Portfolio's objective would be to "seek long-term capital appreciation." The Portfolio will seek to achieve this objective by investing in a diversified portfolio of equity securities. The Portfolio's investment adviser, Northstar Investment Management, has recommended the revision in the investment objective because it believes it can achieve superior investment returns if the Portfolio is managed with a view to obtaining long-term capital appreciation. The investment adviser believes that, from time to time, capital gain income can be achieved by taking advantage of market conditions to sell particular securities and realize gains or by acquiring particular securities, which have capital appreciation potential. If shareholders approve the proposed investment objective, this Portfolio will change its name to the "Northstar Galaxy Trust Emerging Growth Portfolio" and will change its investment strategy and the nature or type of securities in which the Portfolio may invest as noted below.

     The modification in the Portfolio's investment objective will enable the Portfolio to modify its investment strategy so that the Portfolio will invest primarily in small to mid-sized companies that the portfolio manager feels have above average prospects for growth. The portfolio manager will select growth companies that are involved in new technologies, new products, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes. The Portfolio will also invest in companies that the portfolio manager determines to be priced below their long-term value. The modification in the Portfolio's investment objective will change the nature or type of securities in which the Portfolio invests so that under normal conditions, the Portfolio will invest at least 65% of its total assets in companies with a market capitalization of up to $5 billion. It may invest up to 25% of its net assets in foreign issuers, but only 10% may be invested in securities that are not listed on a U.S. securities exchange. The Portfolio may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate and U.S. Government Securities. Currently the Portfolio should invest at least 25% of its assets in investment grade debt obligations. As modified, the Portfolio may continue to invest in such obligations as well as lower-rated debt obligations, but only up to 20% of its net assets.

     The proposed investment objective, if approved by vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the 1940
Act), will go into effect on November 9, 1998. In the event that shareholders of the Portfolio do not approve the proposed modification of investment objective of the Portfolio, the investment objective would remain the same, and the Trustees of the Portfolio may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Portfolio.

VOTE REQUIRED FOR APPROVAL
     Adoption of the proposed modification of investment objective set forth herein requires the approval by (a) 67% or more of the voting securities present at the Special Meeting of the Portfolio's shareholders, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (b) more than 50% of the Portfolio's outstanding voting securities, whichever is less.


     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE MODIFICATION OF INVESTMENT OBJECTIVE AND NAME OF THE PORTFOLIO.


                                 MISCELLANEOUS

OTHER BUSINESS

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.
OTHER INFORMATION


     Northstar Investment Management Corporation serves as the Portfolio's investment adviser. Northstar Administrators Corporation is its administrator, and Northstar Distributors, Inc. is its principal underwriter, all are located at 300 First Stamford Place, Stamford, Connecticut 06902.

SHAREHOLDER PROPOSALS
     As a general matter, the Portfolio does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a special meeting of the Portfolio's shareholders should send such proposal to the Portfolio, c/o Northstar Investment Management Corporation at 300 First Stamford Place, Stamford, Connecticut 06902. Proposals must be received within a reasonable time prior to the date of the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.


                                    By Order of the Trustees,

                                    /s/ Mark L. Lipson
                                    ------------------
                                    Mark L. Lipson
                                    President

Stamford, Connecticut
October 5, 1998



     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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INSURANCE COMPANY NAME PRINTS HERE


NORTHSTAR INCOME AND GROWTH PORTFOLIO                        SPECIAL MEETING OF SHAREHOLDERS-NOVEMBER 5, 1998
VOTING INSTRUCTIONS                                              PROXY SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the
"Company"), to vote all shares of Northstar Income and Growth Portfolio (the "Portfolio"), a series of the
Northstar Galaxy Trust, Massachusetts business trust, which are held in the account of the undersigned in the
Variable Account, at the Special Meeting of persons having a voting Interest in the Portfolio, to be held on
November 5, 1998, at 10:00 a.m. Eastern Time, at the offices of the Portfolio, 300 First Stamford Place,
Stamford, Connecticut, and at any and all adjustments thereof. The Company is hereby instructed to vote on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the
Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                                               Date:__________________1998


                                                               This voting instruction shall be signed exactly
                                                               as your name(s) appear hereon. If attorney,
                                                               executor, guardian or in some other capacity or
                                                               as an officer of a corporation, please state
                                                               capacity or title as such.



                                                              __________________________
                                                              Signature(s)

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This Voting Instructions Form, when properly executed, will be voted in accordance with the instructions marked below by the undersigned. In the absence of contrary instructions, this Instruction Form will be voted FOR the proposal.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

                                                                                   FOR          AGAINST         ABSTAIN

1. Proposal to approve a modification in the investment objective and name of      [  ]          [  ]            [  ]
the Portfolio and, in their discretion, upon such other business as may come before the meeting or any adjournments thereof.


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